     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 18, 2003
                                    REGISTRATION NOS. 333-72948 AND 333-72948-01
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ---------

               NORTEL NETWORKS CORPORATION                                       NORTEL NETWORKS LIMITED
  (Exact name of Registrant as specified in its charter)         (Exact name of Registrant as specified in its charter)

                          CANADA                                                         CANADA
             (State or other jurisdiction of                                 (State or other jurisdiction of
              incorporation or organization)                                 incorporation or organization)

                      NOT APPLICABLE                                                   62-12-62580
                     (I.R.S. Employer                                               (I.R.S. Employer
                  Identification Number)                                         Identification Number)

                8200 DIXIE ROAD, SUITE 100                                     8200 DIXIE ROAD, SUITE 100
                BRAMPTON, ONTARIO, CANADA                                       BRAMPTON, ONTARIO, CANADA
                         L6T 5P6                                                         L6T 5P6
                      (905) 863-0000                                                 (905) 863-0000
      (Address, including zip code, and telephone number,      (Address, including zip code, and telephone number,
      including area code, of Registrant's principal           including area code, of Registrant's principal
      executive offices)                                       executive offices)


                              CT CORPORATION SYSTEM
                   111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011
                                 (212) 590-9100
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   COPIES TO:

     DEBORAH J. NOBLE                  CRAIG B. BROD, ESQ.                    DAVID J. GOLDSCHMIDT, ESQ.
    CORPORATE SECRETARY        CLEARY, GOTTLIEB, STEEN & HAMILTON      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
NORTEL NETWORKS CORPORATION               One Liberty Plaza                         Four Times Square
8200 Dixie Road, Suite 100             New York, New York                         New York, New York
    Brampton, Ontario,                        10006                                     10036
      Canada L6T 5P6

                   ------------------------------------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not applicable.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

================================================================================

      Pursuant to the registrants' undertaking in Item 17 of Part II of this registration statement as originally filed, the registrants hereby remove from registration the unsold portion of securities registered hereunder.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brampton, Province of Ontario, Canada on the 18th day of August, 2003.


                                             NORTEL NETWORKS CORPORATION


                                             By:       /s/ Frank A. Dunn
                                                --------------------------------
                                                 (FRANK A. DUNN, President and
                                                    Chief Executive Officer)


      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below on behalf of Nortel Networks Corporation by the following persons in the capacities indicated on the 18th day of August, 2003.

    PRINCIPAL EXECUTIVE OFFICER

          /s/ Frank A. Dunn                      President and Chief Executive
-----------------------------------                 Officer, and a Director
           (FRANK A. DUNN)


    PRINCIPAL FINANCIAL OFFICER

        /s/ Douglas C. Beatty                       Chief Financial Officer
----------------------------------
       (DOUGLAS C. BEATTY)


   PRINCIPAL ACCOUNTING OFFICER

       /s/ Michael. J. Gollogly                             Controller
-----------------------------------
       (MICHAEL J. GOLLOGLY)


    AUTHORIZED REPRESENTATIVE
      IN THE UNITED STATES:


NORTEL NETWORKS INC.
By /s/ Lynn C. Egan
   ----------------
Name: LYNN C. EGAN
Title: Assistant Secretary

                                   DIRECTORS:

           J.J. BLANCHARD*                               R.A. INGRAM*
-----------------------------------          -----------------------------------
          (J.J. BLANCHARD)                              (R.A. INGRAM)


             R.E. BROWN*                                 W.A. OWENS*
-----------------------------------          -----------------------------------
            (R.E. BROWN)                                (W.A. OWENS)


           J.E. CLEGHORN*                                 G. SAUCIER*
-----------------------------------          -----------------------------------
          (J.E. CLEGHORN)                                (G. SAUCIER)


             F.A. DUNN*                                 S.H. SMITH, JR.*
-----------------------------------          -----------------------------------
            (F.A. DUNN)                                 (S.H. SMITH, JR.)


           L.Y. FORTIER*                                  L.R. WILSON*
-----------------------------------          -----------------------------------
          (L.Y. FORTIER)                                  (L.R. WILSON)



                                             *By     /s/ Deborah J. Noble
                                                 -------------------------------
                                                      (DEBORAH J. NOBLE,
                                                      as Attorney-in-fact)

Dated: August 18, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brampton, Province of Ontario, Canada on the 18th day of August, 2003.

                                             NORTEL NETWORKS LIMITED


                                             By:        /s/ Frank A. Dunn
                                                --------------------------------
                                                 (FRANK A. DUNN, President and
                                                    Chief Executive Officer)


      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below on behalf of Nortel Networks Limited by the following persons in the capacities indicated on the 18th day of August, 2003.

   PRINCIPAL EXECUTIVE OFFICER

          /s/ Frank A. Dunn                     President and Chief Executive
-----------------------------------                Officer, and a Director
           (FRANK A. DUNN)


   PRINCIPAL FINANCIAL OFFICER

       /s/ Douglas C. Beatty                       Chief Financial Officer
-----------------------------------
       (DOUGLAS C. BEATTY)


   PRINCIPAL ACCOUNTING OFFICER

        /s/ Michael J. Gollogly                           Controller
-----------------------------------
         (MICHAEL J. GOLLOGLY)


     AUTHORIZED REPRESENTATIVE
      IN THE UNITED STATES:

NORTEL NETWORKS INC.
By /s/ Lynn C. Egan
   ----------------
Name: LYNN C. EGAN
Title: Assistant Secretary

                                   DIRECTORS:

           J.J. BLANCHARD*                               R.A. INGRAM*
-----------------------------------          -----------------------------------
          (J.J. BLANCHARD)                              (R.A. INGRAM)


             R.E. BROWN*                                  W.A. OWENS*
-----------------------------------          -----------------------------------
            (R.E. BROWN)                                 (W.A. OWENS)


           J.E. CLEGHORN*                                 G. SAUCIER*
-----------------------------------          -----------------------------------
          (J.E. CLEGHORN)                                (G. SAUCIER)


             F.A. DUNN*                                 S.H. SMITH, JR.*
-----------------------------------          -----------------------------------
            (F.A. DUNN)                                (S.H. SMITH, JR.)


           L.Y. FORTIER*                                  L.R. WILSON*
-----------------------------------          -----------------------------------
          (L.Y. FORTIER)                                 (L.R. WILSON)


                                             *By      /s/ Deborah J. Noble
                                                --------------------------------
                                                      (DEBORAH J. NOBLE,
                                                      as Attorney-in-fact)


Dated: August 18, 2003